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                                                                    EXHIBIT 10.6

                    JDN REALTY CORPORATION

                   INDEMNIFICATION AGREEMENT

     THIS AGREEMENT, effective as of April 2, 2000, by and between JDN REALTY CORPORATION, a Maryland corporation, (the "Company") and CRAIG MACNAB (the "Indemnitee").

                           WITNESSETH:

          WHEREAS, the Indemnitee has been serving as a director of the Company since December 1993, and as the Chief Executive Officer of the Company since April 2, 2000, and the Company desires that the Indemnitee continue to serve in such capacities;

     WHEREAS, the Indemnitee is willing to serve as the Chief Executive Officer of the Company if the Indemnitee is adequately protected against the risks associated with such service; and

     WHEREAS, the Company believes the proposed indemnification is fair and reasonable and will help promote the legitimate interests of the Company;

     NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1.   Indemnification.
          ---------------

     The Company shall pay on behalf of the Indemnitee and the Indemnitee's executors, administrators or assigns, any liability incurred by the Indemnitee
(i) as a result of any actual or threatened claim made against the Indemnitee by reason of the fact that the Indemnitee has served or is serving as an officer of the Company, or (ii) because of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or attempted by the Indemnitee in the Indemnitee's capacity as an officer of the Company. "Liability" includes (without limitation) (i) damages, judgments, penalties, fines and settlements, (ii) reasonable attorneys' fees and expenses and other costs and expenses associated with the investigation, defense, prosecution, and management of legal actions, claims and proceedings and appeals therefrom, including costs of attachments, injunction and appeal bonds, and similar bonds, and (iii) all expenses incurred by the Indemnitee in enforcing this Agreement. Notwithstanding the foregoing, however, the Company shall not be obligated to pay any liability that the Company is determined (by a final and unappealable judgment of a court of competent jurisdiction) to be prohibited by applicable corporate law from paying as indemnity.
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     2.   Advancement of Expenses.
          -----------------------

     Costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Indemnitee in (i) defending or investigating or otherwise responding to any actual or threatened action, suit, proceeding, or claim falling within the parameters of paragraph 1 above, and (ii) enforcing this Agreement, shall be paid by the Company in advance of the final disposition of such matter within thirty (30) days after receipt of a request for such payment and a written undertaking by or on behalf of the Indemnitee to repay any such amount if it is ultimately determined (by a final and unappealable judgment of a court of competent jurisdiction) that the Indemnitee is not entitled to indemnification under the terms of this Agreement.

     3.   Enforcement of Rights.
          ---------------------

     If a claim under this Agreement is not paid by or on behalf of the Company within thirty (30) days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim, seek monetary damages, and obtain equitable relief, including mandatory injunction, and, if successful in whole or in part, the Indemnitee shall also be entitled to be paid the expense of prosecuting such claim or claims against the Company.

     4.   Subrogation.
          -----------

     In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall (at the Company's expense, including reasonable payment for the Indemnitee's time and effort expended in providing assistance to the Company to the extent he is no longer employed by the Company) do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

     5.   Claims Excluded.
          ---------------

     The Company shall not be liable under this Agreement to pay any liability incurred by the Indemnitee:

          (a) To the extent payment is actually made to the Indemnitee under an insurance policy maintained by the Company;

          (b) To the extent the Indemnitee is actually paid or indemnified by the Company otherwise than pursuant to this Agreement;

          (c) If it is established (by a final and unappealable judgment of a court of competent jurisdiction) that the act or omission of the Indemnitee was material to the matter giving rise to the proceeding in connection with which indemnity is sought and

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(i) was committed by the Indemnitee in bad faith, or (ii) was the result of active and deliberate dishonesty of the Indemnitee;

          (d) If it is determined (by a final and unappealable judgment of a court of competent jurisdiction) that the Indemnitee actually received an improper personal benefit in money, property or services unless, in view of all the circumstances of the case, a court of competent jurisdiction determines that the Indemnitee is fairly and reasonably entitled to indemnity;

          (e) If it is determined (by a final and unappealable judgment of a court of competent jurisdiction) in any criminal proceeding, that the Indemnitee had reasonable cause to believe that the act or omission of the Indemnitee was unlawful;

          (f) In any proceeding by or in the right of the Company against such Indemnitee, wherein the Indemnitee shall have been determined (by a final and unappealable judgment of a court of competent jurisdiction) to be liable to the Company; or

          (g) For an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended.

     6.   Notice.
          ------

     The Indemnitee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be directed to JDN Realty Corporation, 359 East Paces Ferry Road, Suite 400, Atlanta, Georgia 30305, Attention: Corporate Secretary (or such other address as the Company shall designate in writing to the Indemnitee). Notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall (at the Company's expense, including payment for the Indemnitee's reasonable time and effort expended in providing assistance to the Company to the extent he is no longer employed by the Company) give the Company such information and cooperation as it may reasonably require in connection with such claim.

     7.  Non-Exclusivity of Rights.
         -------------------------

     Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Company's Articles of Incorporation or Bylaws or the laws of the State of Maryland.

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     8.   Continued Service.
          -----------------

     The Indemnitee agrees to continue to serve as an officer of the Company to the best of the Indemnitee's ability until the expiration or earlier termination of the Indemnitee's term of office or until the Indemnitee tenders his resignation in writing; provided, however, that nothing in this Agreement is intended to create a contract of employment.

     9.   Choice of Law.
          -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

     10.  Binding Agreement.
          -----------------

    This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of the Indemnitee.

     11.  Severability.
          ------------

    If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any section of this Agreement containing any such provisions held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to the Indemnitee to the fullest extent allowed by law.

     12.  Arbitration.
          -----------

     Any dispute arising under this Agreement shall be subject to binding arbitration according to the commercial arbitration rules of the American Arbitration Association in a proceeding before a single arbitrator in Atlanta, Georgia.

     13.  Headings.
          --------

    The headings have been inserted for convenience only and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

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     14.  Miscellaneous.
          -------------

    Payments to be made under this Agreement shall not be subject to the Company's right of set-off for claims against the Indemnitee.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                 JDN REALTY CORPORATION

                                 By:  /s/ John D. Harris, Jr.
                                      -------------------------------

                                 Its: CFO
                                      -------------------------------


ATTEST:

/s/ Michael A. Quinlan
------------------------------
Asst. Secretary
                                  INDEMNITEE



                                  /s/ CRAIG MACNAB
                                  ----------------------------------
                                  CRAIG MACNAB

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